UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   March 20, 2009

PLAYLOGIC ENTERTAINMENT, INC.
(Name of Small Business Issuer as specified in its charter)

Delaware	0-49649	23-3083371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Strawinskylaan 1041, 1077 XX, Amsterdam, The Netherlands
(Address of principal executive offices and zip code)

Company’s telephone number, including area code:   (011) 31-20-676-0304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions ( see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition .

On March 20, 2009, Playlogic Entertainment, Inc. (the “Company”) announced preliminary estimates of its earnings results for the year ended December 31, 2008.  Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s preliminary earnings results, which is incorporated herein by reference.

Item 9.01— Financial Statements and Exhibits .

   (d) Exhibits

Exhibit 99.1—Press release dated March 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.

Date: March 20, 2009	By:	/s/ Willem M. Smit
Name: Willem M. Smit Title: President and Chief executive Officer